Supplement dated August 5, 2026, to the Updating Summary Prospectus and Prospectus

dated May 1, 2026, for Executive Benefit VUL and Executive Benefit VUL II policies issued by Empower Annuity Insurance Company of America

COLI VUL-2 Series Account

This Supplement amends certain information in your variable universal life insurance policy (“Policy”) updating summary prospectus and prospectus (collectively, the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of LVIP American Century International Fund

The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved the reorganization (the “Reorganization”) of the LVIP American Century International Fund (the “Target Fund”) with and into the LVIP MFS International Growth Fund (the “Acquiring Fund”), see table below.

Target Fund and Corresponding Share Class	Acquiring Fund and Corresponding Share Class
LVIP American Century International Fund – Standard Class II	LVIP MFS International Growth Fund – Standard Class

The Reorganization is subject to shareholder approval and will be submitted to shareholders of the Target Funds for their consideration at a special meeting to be held on or about October 7, 2026. It is anticipated that the Reorganization, if approved by the shareholders, will take place, on or about October 9, 2026 (the “Closing Date”).

On the Closing Date, after the close of business, your Account Value in the Sub-Account invested in the Target Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Fund, and the Target Fund will liquidate, cease operations, and will no longer be available for investment. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Target Fund will be automatically updated with the Acquiring Fund after the Closing Date.

A Proxy Statement/Prospectus will be sent to Policy Owners invested in the Target Fund requesting their vote on the proposal, which will include a full discussion of the Reorganization and the factors the Board of Trustees considered in approving the proposal.

Your rights and obligations under the Policy and your Account Value will not change as a result of the Reorganization. The fees and charges under the Policy will not change and there are no tax consequences to you as a result of the Reorganization.

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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Fund as an investment option under the Policy. As of the Closing Date, the Acquiring Fund will be added as an investment option under your Policy.

On the Closing Date, the table in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section is amended to include the following:

Asset Allocation Type	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International Equity	LVIP MFS International Growth Fund - Standard Class - Lincoln Financial Investments Corporation - Massachusetts Financial Services Company(1)(13)	0.79%	19.11%	7.09%	9.73%

See Prospectus for footnotes.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquiring Fund, or other Funds available under your Policy, you may contact us by writing or calling Protective Life at P.O. Box 292, Birmingham, AL 35201-0292 or toll free at (888) 353-2654. Please keep this Supplement for future reference. You may also obtain the Acquiring Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.